                                                                     Exhibit 24

                               POWER OF ATTORNEY


      WHEREAS, VERIZON PENNSYLVANIA INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,000,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

      NOW, THEREFORE, the undersigned hereby appoints Daniel J. Whelan and Edwin
F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 2001.



                                                /s/ Julia A. Conover
                                                ________________________

                                                Julia A. Conover

                               POWER OF ATTORNEY


     WHEREAS, VERIZON PENNSYLVANIA INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,000,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

     NOW, THEREFORE, the undersigned hereby appoints Daniel J. Whelan, Edwin F. Hall and Julia A. Conover and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 2001.



                                                /s/ Lynn W. Walker
                                                __________________________

                                                Lynn W. Walker

                               POWER OF ATTORNEY


     WHEREAS, VERIZON PENNSYLVANIA INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,000,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

     NOW, THEREFORE, the undersigned hereby appoints Edwin F. Hall and Julia A. Conover and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 2001.


                                                /s/ Daniel J. Whelan
                                                __________________________

                                                Daniel J. Whelan

                               POWER OF ATTORNEY


     WHEREAS, VERIZON PENNSYLVANIA INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,000,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

     NOW, THEREFORE, the undersigned hereby appoints Daniel J. Whelan and Julia
A. Conover and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 2001.


                                        /s/ Edwin F. Hall
                                        _____________________

                                        Edwin F. Hall